SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             May 23, 2005

Advanstar Communications Inc.

(Exact name of registrant as specified in its charter)

New York	333-57201	59-2757389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Avenue, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 23, 2005, Advanstar Communications Inc. (“ACI”) and its affiliates Advanstar, Inc., Advanstar Expositions Canada Limited and Advanstar.com, Inc. completed the previously announced sale of certain business assets of their tradeshows and conferences, trade publications and direct marketing products in the following primary industry sectors: Information Technology & Communications, Travel/Hospitality, Beauty, Home Entertainment, Abilities and Portfolio, including the shares of ACI’s Hong Kong subsidiary, to Questex Media Group, Inc. (the “Buyer”), a new company formed by Audax Private Equity Fund, L.P. and Kerry Gumas, formerly the Vice President and General Manager of Advanstar’s Information, Technology and Communications Group.  ACI’s share of its Brazilian subsidiary is also under contract to be sold to the Buyer, pending final regulatory approval.   The sales price for these assets and shares, which was determined in arm’s length negotiations based on the estimated fair market value of the assets, was $185 million in cash, of which $7.8 million is being held in escrow for distribution to ACI upon the completion of the sale of ACI’s Brazilian subsidiary, plus the assumption of certain liabilities by the Buyer (including, without limitation, deferred revenue liabilities), plus a post-closing distribution to ACI from its Brazilian subsidiary, subject to regulatory approval, and less a $7 million working capital adjustment payable to the Buyer by ACI.

Item 2.05 Costs Associated with Exit or Disposal Activities.

Related to the sale of the business assets discussed above, ACI vacated or plans to vacate portions of its leased office space in New York, NY, Milford, CT, and Santa Ana, CA, resulting in a second quarter charge to operating income of approximately $1.3 million.  The facility lease costs will continue through June 2010, which is when the last office lease terminates.

ACI also plans to reduce its workforce by 68 employees, which will result in a charge to operating income of $0.5 million for severance and retention bonus related payments. These employees are expected to be terminated by the fourth quarter of 2005, with severance related payments continuing into 2006.

Item 9.01 Financial Statements and Exhibits.

B. Pro Forma Financial Statement Information

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

On May 23, 2005, ACI, its parent Advanstar, Inc., and certain affiliates (Advanstar Expositions Canada Limited and Advanstar.com, Inc.) completed the sale to Questex Media Group, Inc. of the business assets and certain liabilities of its tradeshows and conferences, trade publications and direct marketing products in the following primary industry sectors: Information Technology & Communications, Travel/Hospitality, Beauty, Home Entertainment, Abilities and Portfolio, including the shares of ACI’s Hong Kong subsidiary (“the Sold Portfolio Group”). The shares of ACI’s Brazilian subsidiary are also under contract to be sold to Questex Media Group, Inc., pending final regulatory approval. Collectively the Sold Portfolio Group and Brazilian subsidiary are referred to as ‘‘the Portfolio Group.’’

The sale price for the Portfolio Group is $185 million in cash, of which $7.8 million is being held in escrow until the sale of ACI’s Brazilian subsidiary is completed, plus the assumption of certain liabilities by Questex Media Group, Inc. (including, without limitation, deferred revenue liabilities), less a $7 million working capital adjustment payable to Questex Media Group, Inc. by

ACI, and plus a post-closing distribution to ACI from its Brazilian subsidiary, subject to regulatory approval.

The following unaudited pro forma financial statements give effect to the disposition of the Portfolio Group in accordance with Article 11 of Regulation S-X and is based upon available information and certain assumptions management considered reasonable under the circumstances. The unaudited pro forma condensed balance sheet assumes the divestiture of the Portfolio Group occurred on March 31, 2005. Such pro forma information is based on the consolidated historical balance sheet data of ACI and the Portfolio Group as of that date. The unaudited pro forma condensed statement of operations gives effect to the divestiture of the Portfolio Group for the three months ended March 31, 2005 and 2004 as if the divestiture occurred on January 1, 2005, and 2004, respectively and the years ended December 31, 2004, 2003, and 2002 as if the divestiture occurred on January 1, 2004, 2003, and 2002, respectively. These unaudited condensed pro forma financial statements should be read in conjunction with 1) the historical consolidated financial statements and accompanying notes of ACI, included in ACI’s Quarterly Report on Form 10-Q, as of and for the three months ended March 31, 2005 and 2) the historical consolidated financial statements and accompanying notes of ACI, included in ACI’s Annual Report on Form 10-K, for the year ended December 31, 2004.

These unaudited condensed pro forma financial statements are not necessarily indicative of the separate financial position or results of operations of the Portfolio Group or of ACI.  The Portfolio Group as it is presented in the accompanying unaudited condensed pro forma financial statements does not include certain allocated general and administrative expenses, such as salary and benefit related costs for finance, information technology, legal and risk management employees; risk management insurance costs, audit and tax services; and for occupancy and telecommunication costs for those locations currently shared with ACI’s businesses, the infrastructure for which is being retained by ACI.  These costs are normal recurring costs, which will likely be incurred by the Buyer in operating the Portfolio Group.

The ACI pro forma financial information as it is presented in the accompanying unaudited condensed pro forma financial statements includes the costs not allocated to the Portfolio Group as discussed above and does not include the effects of certain anticipated cost saving measures to be taken by ACI, including cost savings resulting from the planned workforce reductions and the sublease of the portions of our New York, NY, Milford, CT and Santa Ana, CA office space vacated by the Portfolio Group as discussed above.

ADVANSTAR COMMUNICATIONS INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

As of March 31, 2005

	Historical	Portfolio Group (1)	Pro Forma Adjustments		Advanstar Pro Forma
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$39,105	$9,133	$174,900	(2)	$204,872
Accounts receivable, net	30,173	460	—		29,713
Prepaid expenses	9,653	3,879	—		5,774
Receivable from Questex Media Group, Inc.	—	(270)	—		270
Other	3,520	14	—		3,506

Total current assets	82,451	13,216	174,900		244,135
Due from parent	1,166	—	—		1,166
Property, plant and equipment, net	24,273	1,120	—		23,153

Goodwill	707,080	119,103	—		587,977
Intangible and other assets, net	91,071	4,945	—		86,126

	$906,041	$138,384	$174,900		$942,557

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Maturities of long-term debt	$1,300	$—	$—		$1,300
Accounts payable	17,153	715	—		16,438
Accrued compensation	5,518	512	—		5,006
Other accrued expenses	35,355	929	800	(3)	35,226
Deferred revenue	43,249	16,384	—		26,865

Total current liabilities	102,575	18,540	800		84,835

Long-term debt, net of current maturities	607,993	—	—		607,993
Deferred income taxes	21,250	(11,823)	—		33,073
Other long-term liabilities	3,472	—	—		3,472
Minority interests	4,225	4,225	—		—

Commitments and contingencies

Stockholder’s equity:
Common stock	10	—	—		10
Capital in excess of par value	447,367	—	—		447,367
Accumulated deficit	(286,612)	—	46,658	(4)	(239,954)
Accumulated other comprehensive loss	5,761	—	—		5,761

Total stockholder’s equity	166,526	—	46,658		213,184

	$906,041	$10,942	$47,458		$942,557

The accompanying notes are an integral part of this unaudited pro forma condensed balance sheet.

ADVANSTAR COMMUNICATIONS INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

As of March 31, 2005

(1)                                  Represents the assets sold and liabilities assumed of the Portfolio Group by Questex Media Group, Inc. as of March 31, 2005. These balances were previously included as a part of ACI’s consolidated balance sheet and are presented to represent the Portfolio Group assets sold and applicable goodwill, liabilities assumed and impact on deferred income tax liability.

(2)                                  Represents the sales price of $185 million less working capital adjustment of $7 million and estimated transaction costs of $3.1 million.

(3)                                  Represents $0.8 million estimated current taxes payable as a result of the divestiture of the Portfolio Group.

(4)                                  Represents the estimated gain on sale calculated as follows:

Amount
(in thousands)
Selling price	$185,000
Working capital adjustment	(7,000)
Assets sold to Questex Media Group, Inc.	(138,384)
Liabilities assumed by Questex Media Group, Inc.	22,765
Estimated transaction costs	(3,100)

Estimated gain on sale of the Portfolio Group	59,281
Estimated tax effect (See Note 3)	(12,623)
Estimated gain on sale, net of taxes	$46,658

The estimated gain excludes the post-closing distribution to ACI from its Brazilian subsidiary, which is subject to regulatory approval.

ADVANSTAR COMMUNICATIONS INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2005

		Portfolio	Pro Forma	Advanstar
	Historical	Group (1)	Adjustments	Pro Forma
	(in thousands)
Net revenue	$114,006	$23,433	$—	$90,573

Operating expenses:
Cost of production	21,209	4,983	—	16,226
Selling, editorial and circulation	43,939	13,674	—	30,265
General and administrative	14,102	951	—	13,151
Funding of affiliated dot.com company operations	—	—	—	—
Depreciation and amortization	11,620	1,557	—	10,063

Total operating expenses	90,870	21,165	—	69,705

Operating income (loss)	23,136	2,268	—	20,868

Other income (expense):
Interest expense, net	(17,400)	91	—	(17,491)
Other income (expense), net	(70)	411	—	(481)

Income (loss) before income taxes and minority interests	5,666	2,770	—	2,896

Provision (benefit) for income taxes	3,449	12,248	—	(8,799)

Minority interests	(646)	(646)	—	—
Income (loss) from continuing operations	$1,571	$(10,124)	$—	$11,695

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

Advanstar Communications Inc.

Unaudited Pro Forma Condensed Statement of Operations

For the Three Months Ended March 31, 2004

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$119,851	$31,285	$—	$88,566

Operating expenses:
Cost of production	23,011	5,927	—	17,084
Selling, editorial and circulation	43,211	14,921	—	28,290
General and administrative	11,215	922	—	10,293
Funding of affiliated dot.com company operations	538	—	—	538
Depreciation and amortization	11,445	1,241	—	10,204

Total operating expenses	89,420	23,011	—	66,409

Operating income (loss)	30,431	8,274	—	22,157

Other income (expense):
	(18,123)	109	—	(18,232)
Other income (expense), net	1,327	495	—	832

Income (loss) before income taxes and minority interests	13,635	8,878	—	4,757

Provision (benefit) for income taxes	3,165	17,342	—	(14,177)

Minority interests	(550)	(550)	—	—
Income (loss) from continuing operations	$9,920	$(9,014)	$—	$18,934

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR COMMUNICATIONS INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$378,054	$102,441	$—	$275,613

Operating expenses:
Cost of production	76,504	21,804	—	54,700
Selling, editorial and circulation	162,266	52,660	—	109,606
General and administrative	43,896	3,512	—	40,384
Funding of affiliated dot.com company operations	3,283	—		3,283
Depreciation and amortization	49,705	5,231	—	44,474

Total operating expenses	335,654	83,207	—	252,447

Operating income (loss)	42,400	19,234	—	23,166

Other income (expense):
Interest expense, net	(70,103)	421	—	(70,524)
Other income (expense), net	799	1,221	—	(422)

Income (loss) before income taxes and minority interests	(26,904)	20,876	—	(47,780)

Provision (benefit) for income taxes	13,954	13,497	—	457

Minority interests	(562)	(562)	—	—

Income (loss) from continuing operations	$(41,420)	$6,817	$—	$(48,237)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR COMMUNICATIONS INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$306,764	$105,305	$—	$201,459

Operating expenses:
Cost of production	62,667	21,506	—	41,161
Selling, editorial and circulation	127,601	50,432	—	77,169
General and administrative	33,382	2,978	—	30,404
Restructuring charge	2,692	—	—	2,692
Funding of affiliated dot.com company operations	1,121	—	—	1,121
Depreciation and amortization	55,144	8,747	—	46,397

Total operating expenses	282,607	83,663	—	198,944

Operating income (loss)	24,157	21,642	—	2,515

Other income (expense):
Interest expense, net	(57,849)	796	—	(58,645)
Write-off of deferred financing costs	(11,324)	—	—	(11,324)
Other income (expense), net	165	415	—	(250)

Income (loss) before income taxes and minority interests	(44,851)	22,853	—	(67,704)

Provision (benefit) for income taxes	4,283	18,505	—	(14,222)

Minority interests	(403)	(403)	—	—

Income (loss) from continuing operations	$(49,537)	$3,945	$—	$(53,482)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR COMMUNICATIONS INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$289,615	$120,486	$—	$169,129

Operating expenses:
Cost of production	57,174	24,062	—	33,112
Selling, editorial and circulation	118,170	59,536	—	58,634
General and administrative	33,058	2,359	—	30,699
Funding of affiliated dot.com company operations	39,587	—	—	39,587
Depreciation and amortization	67,023	12,415	—	54,608

Total operating expenses	315,012	98,372	—	216,640

Operating income (loss)	(25,397)	22,114	—	(47,511)

Other income (expense):
Interest expense, net	(51,047)	689	—	(51,736)
Other income (expense), net	2,931	3,088	—	(157)

Income (loss) before income taxes and minority interests	(73,513)	25,891	—	(99,404)

Provision (benefit) for income taxes	(16,260)	1,098	—	(17,358)

Minority interests	(176)	(176)	—	—

Income (loss) from continuing operations	$(57,429)	$24,617	$—	$(82,046)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR COMMUNICATIONS INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED STATEMENT OF OPERATIONS

(1)                                  Represents the statement of operations of the Portfolio Group being sold to the Questex Media Group, Inc. These balances were previously included as a part of ACI’s consolidated statement of operations and is presented to represent results of operations of the Portfolio Group included in ACI’s consolidated results for the years presented. These results of operations are not necessarily indicative of the results of operations that would have occurred if the Portfolio Group had been operated independent of ACI.

C.  Exhibits

Exhibit No.	Document

2.1

Asset and share purchase agreement dated April 2, 2005 between Advanstar, Inc. and its subsidiaries and Questex Media Group, Inc. (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR COMMUNICATIONS INC.

Date: May 27, 2005	By:	/s/ DAVID W. MONTGOMERY
Name: David W. Montgomery
Title:Vice President - Finance,
Chief Financial Officer and Secretary